UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 5, 2000

                       Gentner Communications Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                      UTAH
                     -------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 17219                              87-0398877
                 -----                              ----------
       (Commission File Number)        (I.R.S. Employer Identification No.)



                  1825 Research Way, Salt Lake City, Utah 84119
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               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                       ---------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                     -------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 2. Acquisition or Disposition of Assets.

        On July 5, 2000, pursuant to the "Asset Purchase Agreement" dated July 5, 2000, Gentner Communications Corporation (the "Registrant") purchased substantially all of the assets of ClearOne, Inc. (Woburn, Mass.), a privately-held developer and manufacturer of multimedia group communications products.

        The Registrant will account for the acquisition of these assets under the purchase method of accounting. The assets were acquired with $1.7 million in cash and 129,872 shares of the Registrant's restricted stock. The cash purchase price was paid from the Registrant's general working capital. The total value of consideration paid for the assets was determined based on arm's length negotiations between the Registrant and ClearOne, which took into account
ClearOne's financial position, operating history, products, intellectual property and other factors relating to ClearOne's business. There are no material relationships between ClearOne and the Registrant prior to completion of this transaction.

        The  assets  purchased  were  used in the  development  and  support  of
ClearOne's   component   technology   products   for  both   audio   and   video
teleconferencing applications. The Registrant currently intends to use such assets in substantially the same manner. The Registrant will retain ClearOne's facilities in Woburn, MA.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements of Businesses Acquired
        -------------------------------------------

        It is impractical for Registrant to file the required financial statements at this time. Registrant intends to file with the Securities and Exchange Commission such financial statements within 60 days of the filing date of this report.

(b)     Pro Forma Financial Information
        -------------------------------

        See response to Item 7(a).

(c)     Exhibits
        --------

        See response to Item 7(a).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Gentner Communications Corp.
                                             (the Registrant)


                                      By: /s/ Susie Strohm
                                      ------------------------------------------
                                          Susie Strohm
                                          Vice President, Finance
                                          (Duly authorized Officer and Principal
                                          Financial and Accounting Officer)
Dated:  July 20, 2000